Exhibit 99.2

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

TYLER TOMCZAK, Derivatively on Behalf of MGT CAPITAL INVESTMENTS, INC.,	No. 19-8046

Plaintiff,

v.
Hon. Victor Marrero
ROBERT B. LADD, ROBERT HOLMES and MICHAEL ONGHAI,

Defendants,

and

MGT CAPITAL INVESTMENTS, INC.,

Nominal Defendant.

No. 19-1700
ARTHUR AVILES, Derivatively on Behalf of MGT CAPITAL INVESTMENTS, INC.,

Plaintiff,

v.

ROBERT B. LADD, ROBERT HOLMES and MICHAEL ONGHAI,

Defendants,

and

MGT CAPITAL INVESTMENTS, INC., a Delaware corporation

Nominal Defendant.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT

OF STOCKHOLDER DERIVATIVE ACTIONS

TO:	ALL CURRENT OWNERS OF MGT CAPITAL INVESTMENTS, INC. (“MGT”) COMMON STOCK (TICKER SYMBOL: MGTI) AS OF JUNE 1, 2020, WHO CONTINUE TO OWN SUCH SHARES THROUGH AUGUST 7, 2020 (“CURRENT MGT STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, CURRENT MGT STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NOT A COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Compromise of Settlement dated May 7, 2020 (the “Stipulation”).1 The purpose of this Notice is to inform you of:

● the existence of the above-captioned derivative actions (“Derivative Actions”),

● the proposed settlement between the Plaintiffs and Defendants reached in the Derivative Actions (the “Settlement”),

● the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,

● Plaintiffs’ Counsel’s application for fees and expenses, and

● Plaintiffs’ Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

Summary

On May 7, 2020, Plaintiffs, MGT, in its capacity as a nominal defendant, defendants Robert B. Ladd, H. Robert Holmes, and Michael Onghai (the “MGT Defendants”), entered into the Stipulation in the above-captioned action filed derivatively on behalf of MGT, in the U.S. District Court for the Southern District of New York (the “Court”) against the MGT Defendants. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The consideration for the Settlement is as follows: (i) the Company shall adopt a certain corporate governance reform, the terms of which are fully set forth in Exhibit A to the Stipulation by MGT and (ii) the MGT Defendants shall collectively pay or cause to be paid $65,000 to the Company. As part of the Settlement, MGT shall pay a Fee and Expense Award to Plaintiffs’ Counsel of $30,000 and Service Awards to two Plaintiffs of $400 each, to be paid in addition to the Fee and Expense Award.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Investors page on MGT’s website, mgtci.com/, contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

What is the Lawsuit About?

The Derivative Actions are brought derivatively on behalf of nominal defendant MGT and allege that the MGT Defendants breached their fiduciary duties by making and/or causing MGT to make false and misleading statements of material fact to the investing public, failing to maintain internal controls at MGT, and engaging in a pump and dump scheme.

Why is there a Settlement?

The Court has not decided in favor of Defendants or Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance reforms adopted by MGT as part of the Settlement, provides a substantial benefit to, and is in the best interests of, MGT and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of MGT and MGT’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Actions. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On June 1, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to Current MGT Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) in-person, telephonically or by video on August 7, 2020 at 1:45 p.m. before the Honorable Victor Marrero, Courtroom 15B, Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007, to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of MGT and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current MGT Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed Fee and Expense Award to Plaintiffs’ Counsel, may file a written objection with the Court. An objector must at least 14 calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of MGT common stock as of June 1, 2020 and through the date of the Settlement Hearing, including the number of shares of MGT common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last 3 years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN JULY 17, 2020. The Clerk’s address is:

Clerk of the Court

United States district court, southern district of new york

500 Pearl Street, New York, NY 10007

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN JULY 17, 2020. Counsel’s addresses are:

Counsel for Plaintiffs

Thomas James McKenna

Gainey & McKenna

501 Fifth Avenue, 19th Floor

New York, New York 10017

W. Scott Holleman

Bragar Eagel & Squire, P.C.

885 Third Avenue, Suite 3040

New York, NY 10022

Counsel for Defendants Karen S. Kennedy John P. Coffey Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than 14 calendar days before the Settlement Hearing. Any Current MGT Stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current MGT Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in the Derivative Actions and from pursuing any of the Released Claims.

You may obtain further information by contacting counsel for Plaintiffs at: Gainey & McKenna, Attn: Thomas James McKenna, 501 Fifth Avenue, 19th Floor, New York, New York 10017, Telephone: (212) 983-1300, Email: tjmckenna@gme-law.com; or Bragar Eagel & Squire, P.C., Attn: W. Scott Holleman, 855 Third Avenue, Suite 3040, New York, NY 10022, Telephone: (646) 860-9449, Email: holleman@bespc.com. Please Do Not Call the Court or Defendants with Questions About the Settlement.

PLEASE DO NOT TELEPHONE THE COURT, COURT CLERK’S OFFICE, OR ANY REPRESENTATIVE OF MGT REGARDING THIS NOTICE